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                                                                      EXHIBIT 99

                                LIST OF LENDERS


ABN AMRO Bank, N.V.
Banque Paribas
Bank of America Texas, N.A.
Chase Bank of Texas, National Association
  (formerly Texas Commerce Bank National Association)
National City Bank, Kentucky